UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Raining Data Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAINING DATA CORPORATION

25A Technology Drive

Irvine, California 92618

Notice of Annual Meeting of Stockholders

February 16, 2007

To the Stockholders of Raining Data Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation (the “Company”), will be held at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, on Friday, February 16, 2007 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.                To elect one (1) Class II director of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

2.                To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2007;

3.                To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 4, 2007 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.

A copy of the Company’s Annual Report for the fiscal year ended March 31, 2006, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
Irvine, California
January 18, 2007

RAINING DATA CORPORATION

25A Technology Drive

Irvine, California 92618

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This Proxy Statement is furnished by the Board of Directors of Raining Data Corporation, a Delaware corporation (the “Board” and the “Company,” respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Friday, February 16, 2007, at 10:00 a.m. local time, at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 18, 2007, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

The close of business on January 4, 2007 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company’s outstanding voting securities consisted of 21,148,827 shares of Common Stock, which were held by approximately 143 stockholders of record.

Holders of a majority of the Company’s outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

Shares that are voted “FOR,” AGAINST,” “WITHHOLD AUTHORITY” or “ABSTAIN” will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker “non-votes” (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board of Directors:

•       “FOR” the election of Richard W. Koe as a Class II director to serve a term of three (3) years expiring at the Annual Meeting of Stockholders in 2009 or until their successors are duly elected and qualified;

•       “FOR” ratification of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2007;

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the “Proxy Agents”) will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

The costs of this solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company’s voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

At the Annual Meeting, one (1) individual will be elected as Class II director, to serve for a three (3) year term or until his successor is duly elected and qualified. The Board has nominated Richard W. Koe for re-election as Class II director at the Annual Meeting.

The Board knows of no reason why the nominee would be unable or unwilling to serve, but if the nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE NOMINEE FOR ELECTION AS MEMBER OF THE BOARD OF DIRECTORS.

Voting Information

Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominee proposed by the Board. A stockholder submitting a proxy may vote for the nominee for election to the Board or may withhold his or her vote from such nominee. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the nominee receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” the nominee unless instructions to the contrary are indicated in the enclosed proxy.

Nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company’s Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

The following table sets forth the names, ages, as of November 30, 2006, and committee memberships of the current directors of the Company, the dates they joined the Board of Directors and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires
Richard W. Koe(1,3,4)	50	2003	2006
Carlton H. Baab	49	2001	2007
Gerald F. Chew(2)	46	1998	2007
Richard W. Smith(2)	46	2005	2008
Douglas G. Marshall(1,2,3)	50	1998	2008

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

(3)          Member of the Nominating and Corporate Governance Committee

(4)          Member of the Stock Committee, a subcommittee of the Compensation Committee

The following is a brief summary of the background of each director:

Mr. Koe joined the Board in January 2003. Since 1991, Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. (“Astoria”), a significant stockholder of ours, and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management (“ACM”). Mr. Koe has served as Chairman of the Board since December 2004. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee.

Mr. Baab joined us as the President and, Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the “SEC”) registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group (“CKS”), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS’s Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Chew joined the Board in July 1998. Since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. Mr. Chew served as the President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. (“MDSI”) from April 2001 to March 2002 and served as a director of MDSI from 1995 until April 2001. Mr. Chew served as Executive Vice President of Ancora Capital & Management Group, LLC, an investment firm, from June 1998 to January 2001. Since February 1997, Mr. Chew has served as Managing Director of The Cairn Group. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Mr. Chew serves as Chairman of the Audit Committee.

Mr. Marshall joined the Board in July 1998. Mr. Marshall is Senior Vice President of Deposit Strategy and Product Management at Washington Mutual (NYSE: WM), a financial services company. Mr. Marshall joined Washington Mutual in November 2001. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), most recently as Vice President of Advertising and Marketing Communications. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

Mr. Smith joined the Board in August 2005. Mr. Smith currently serves as a sales and business development consultant for global technology and semiconductor organizations. From 1997 through 2004, Mr. Smith held various management positions with Intel Corporation, most recently as Business

Development Manager for Intel Capital. Prior to Intel, Mr. Smith held positions with Cummins Engine Company and General Electric and served in various Officer roles with the United States Army. Mr. Smith received his Bachelor of Science Degree in Civil Engineering from the United States Military Academy at West Point and his Masters of Business Administration from the Darden Graduate School of Business Administration at the University of Virginia. Mr. Smith serves on the Audit Committee.

To the Company’s knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

Meetings and Committees of the Board of Directors

The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2006, and its function. All members of these committees are non-employee directors.

The Board held three (3) meetings during the fiscal year ended March 31, 2006. Each director attended all of the meetings of the Board, and each director attended all meetings of the committees and subcommittees on which he served during his term. The Board has determined that all of its directors, other than Mr. Baab and Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards. The Company relies on the “Controlled Company” exemption set forth in Rule 4350(c)(5) of the National Association of Securities Dealers’ listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a “Controlled Company” as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.

The members of the Audit Committee are Gerald F. Chew, Douglas G. Marshall and Richard W. Smith. The Audit Committee held eight (8) meetings during the fiscal year ended March 31, 2006. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company’s financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our Internet website at www.rainingdata.com and is also included herein as Annex A. The Board has determined that the members of the Audit Committee are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards. The Board has determined that Gerald F. Chew qualifies as an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B.

The members of the Compensation Committee are Richard W. Koe and Douglas G. Marshall. The Compensation Committee held two (2) meetings during the fiscal year ended March 31, 2006. The Compensation Committee’s functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Compensation Committee administers the Company’s stock plans and, within the terms of each stock plan, determines the terms and conditions of issuances of awards thereunder. The Board has adopted a written charter for the Compensation Committee, which is posted on our Internet website at www.rainingdata.com.

The members of the Nominating and Corporate Governance Committee are Richard W. Koe and Douglas G. Marshall. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2006. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our Internet website at www.rainingdata.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are “independent” for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers’ listing standards.

The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company’s voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to Raining Data Corporation, attention Corporate Secretary, 25A Technology Drive, Irvine, California 92618, and must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person’s ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. All of the Company’s directors attended the annual meeting of stockholders on November 28, 2005.

Stockholder Communications with the Board

A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to Raining Data Corporation, attention Corporate Secretary, 25A Technology Drive, Irvine, California 92618. If such communication is intended for some but not all of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the Internet website www.mysafeworkplace.com.

PROPOSAL TWO
RATIFICATION
OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected the accounting firm of KPMG LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2007. KPMG LLP was the independent auditors for the year ended March 31, 2006. A proposal to ratify the appointment of KPMG LLP for the current year will be presented at the Annual Meeting. Representatives of KPMG LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

The decision of the Audit Committee to appoint KPMG LLP was based on a careful consideration of the firm’s qualifications as independent auditors. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, the issues, if any, raised by the most recent quality control review, and the reputation for integrity and competence of the firm in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the SEC’s Rules on Auditor Independence, including the nature and extent of non-audit services, to ensure that such services will not impair the independence of the auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

Voting Information

Although ratification by stockholders is not required by law, the Board has determined that it is desirable to request ratification of this selection by the stockholders. Ratification of the selection requires the affirmative vote by a majority of the shares entitled to vote present in person or represented by proxy at the Annual Meeting. Abstentions, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have the effect of a vote against the ratification of KPMG LLP as our independent auditors. Broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares “FOR” approval of the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending March 31, 2007 unless instructions to the contrary are indicated in the enclosed proxy. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG LLP, the Audit Committee may reconsider its selection.

Fees Paid to Principal Accountants

The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2006 and 2005 fiscal years.

Description of Services	2006	2005
Audit Fees	$554,685	$416,551
Tax Fees	$97,605	$67,616
Total	$652,290	$484,167

Audit Fees.   Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our 10-QSB, and audit services provided in connection with other statutory and regulatory filings.

Tax Fees.   Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

The Audit Committee approved all of the services provided by KPMG LLP in fiscal years 2006 and 2005. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to the Company by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 30, 2006, certain information with respect to the beneficial ownership of the Company’s voting securities by (i) any person (including any “group” as set forth in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the Named Executive Officers (defined below), and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o Raining Data Corporation, 25A Technology Drive, Irvine, California 92618. The percentages in the following table are based on 21,142,437 shares of Common Stock, issued and outstanding as of November 30, 2006.

Name and Address(1)	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Carlton H. Baab(2)	15,605,569	58%
Richard W. Koe(3)	14,620,169	57%
Astoria Capital Partners, L.P.(4)	14,555,569	57%
Philip and Debra Barrett Charitable Trust(5)	1,348,168	6%
Philip Barrett(6)	1,348,168	6%
Debra Barrett(7)	1,348,168	6%
Rockport Group, L.P.(8)	1,254,274	6%
Directors and Officers
Ajay Ramachandran(9)	180,206	*
Gerald F. Chew(10)	126,825	*
Douglas G. Marshall(11)	120,655	*
Richard W. Smith(12)	73,861	*
Thomas Lim	500	*
All Directors and Executive Officers as a group (7 persons)(13)	16,172,216	59%

*                    Represents less than 1%

(1)          Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws.

(2)          Represents options to purchase 1,050,000 shares of Common Stock exercisable within 60 days of November 30, 2006, held by Mr. Baab. Also includes the following shares beneficially owned by Astoria: 14,555,569 shares of Common Stock, which includes 4,149,918 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $20,749,581 convertible at $5.00 per share plus 211,420 shares of Common Stock issued in lieu of cash payments to cover accrued interest on the note on a quarterly basis. Mr. Baab is an employee of ACM, which is a general partner of Astoria. As a general partner of Astoria, ACM has a special profit interest in Astoria’s realized and unrealized gains and income in excess of a specified hurdle rate, subject to certain additional conditions. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab, who is on formal leave of absence from ACM, disclaims beneficial ownership of the securities held by Astoria as he does not hold voting or investment power over the holdings of Astoria.

(3)          Includes the following shares beneficially owned by Astoria: 14,555,569 shares of Common Stock, which includes 4,149,918 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $20,749,581 convertible at $5.00 per share plus 211,420 shares of Common Stock issued in lieu of cash payments to cover accrued interest on the note on a quarterly basis. Also includes 64,600 shares beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM and Mr. Koe and ACM are the General Partners of Astoria.

(4)          The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225. Includes 4,149,918 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $20,749,581 convertible at $5.00 per share plus 211,420 shares of Common Stock issued in lieu of cash payments to cover accrued interest on the note on a quarterly basis. Also includes 500,100 shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock.

(5)          The principal address of the Philip and Debra Barrett Charitable Trust is P.O. Box 1033, Vancouver, Washington 98666. The Philip and Debra Barrett Charitable Trust has shared voting and dispositive power over the 1,348,168 shares of Common Stock with Philip Barrett and Debra Barrett.

(6)          The principal address for Mr. Barrett is P.O. Box 1033, Vancouver, Washington 98666. Includes 1,348,168 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust.

(7)          The principal address for Ms. Barrett is P.O. Box 1033, Vancouver, Washington 98666. Includes 1,348,168 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust.

(8)          The principal address of Rockport is 1675 SW Marlow Avenue, Suite 315 Portland, Oregon 97225.

(9)          Includes options to purchase 180,206 shares of Common Stock exercisable within 60 days of November 30, 2006, held by Mr. Ramachandran.

(10) Includes options to purchase 96,825 shares of Common Stock exercisable within 60 days of November 30, 2006, held by Mr. Chew.

(11) Includes options to purchase 96,825 shares of Common Stock exercisable within 60 days of November 30, 2006, held by Mr. Marshall.

(12) Includes 47,000 shares of Common Stock owned by Mr. Smith directly and 3,250 shares of Common Stock held by his children. Mr. Smith disclaims beneficial ownership of the shares owned by his children. Also includes options to purchase 23,611 shares of Common Stock exercisable within 60 days of November 30, 2006, held by Mr. Smith.

(13)   Includes an aggregate of 1,512,067 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of November 30, 2006, 4,149,918 shares of Common Stock which may be acquired upon the conversion of a subordinated convertible note payable to Astoria for $20,749,581 convertible at $5.00 per share plus 211,420 shares of Common Stock issued in lieu of cash payments to cover accrued interest on the note on a quarterly basis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following sets forth certain information regarding our executive officers as of November 30, 2006:

Name	Age	Position(s)
Carlton H. Baab	49	President, Chief Executive Officer and Director
Thomas G. Lim	38	Chief Financial Officer, Vice President Finance and Secretary
Ajay Ramachandran	33	CTO & Vice President, XML-Centric Applications & Platforms

Mr. Baab joined us as the President and Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the “SEC”) registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group (“CKS”), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS’s Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab also serves on the University of Southern California, School of Engineering Board of Councilors. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining Raining Data, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant.

Mr. Ramachandran joined Raining Data as Vice President and General Manager of the Enterprise Applications Group in April 2004. He was promoted to CTO and Vice President of XML-Centric Applications and Platforms in May 2006. From October 2001 to April 2004, Mr. Ramachandran served as a Founding General Partner of Ark Venture Partners LLC, a management advisory and private equity firm. From April 1999 to September 2001, Mr. Ramachandran was a Co-Founder at Electron Economy, a venture capital funded supply chain workflow and XML integration software company, where he was the Vice President of Business Development and Strategic Alliances between April 1999 to July 2000 and the Vice President of Business Development and Product Management from July 2000 to September 2001. From December 1997 to July 1999, Mr. Ramachandran was a Partner and Practice Leader of the E-Commerce Business Unit at USWeb/CKS Corporation, a leading Internet Professional Services Firm. From June 1996 to December 1997, Mr. Ramachandran was a Partner and Director of Technology and Internet Applications at Utopia, Inc. Mr. Ramachandran serves on the boards of several early stage ventures and is the technical chair of the World Wide Consortium of the GRID. Mr. Ramachandran holds a B.S. in Molecular Cellular Biology and B.A. in Communications, from the University of California at Davis.

Compensation of Executive Officers

The following table sets forth the compensation of our Named Executive Officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year and (ii) the four most highly compensated executive officers serving as such at the end of the fiscal year, in addition to the chief executive officer and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to subsection (ii) above but for the fact that the individual was not serving as an executive officer at the end of the fiscal year ended March 31, 2006:

Summary Compensation Table

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Securities Underlying Options(#)	All Other Compensation
Carlton H. Baab(1)	2006	$248,000	$151,032	—	$15,882
President and Chief Executive Officer	2005	$248,000	$150,888	—	$14,322
	2004	$248,000	$150,702	—	$11,510
Ajay Ramachandran(2)	2006	$175,000	$87,500	—	$—
CTO & Vice President, XML-Centric	2005	$167,000	$—	250,000	$—
Applications & Platforms	2004	$—	$—	—	$—
Gwyneth Gibbs(3)	2006	$206,018	$—	—	$31,106
Vice President, European Operations	2005	$212,159	$—	—	$31,853
	2004	$181,631	$—	—	$27,670
Soheil Raissi	2006	$200,000	$35,832	—	$—
Vice President, Product Development &	2005	$200,000	$70,773	70,000	$—
Professional Services	2004	$200,000	$70,673	—	$—
Brian C. Bezdek	2006	$175,000	$61,978	—	$—
Chief Financial Officer and Secretary	2005	$175,000	$61,954	75,000	$—
	2004	$175,000	$61,933	—	$—
Mark Allen(4)	2006	$130,000	$22,750	—	$12,000
Vice President, Worldwide Customer	2005	$130,000	$45,500	—	$12,000
Support & Training	2004	$130,000	$45,500	—	$12,000

(1)          All Other Compensation reflects payments to a continuing medical plan Mr. Baab had in place at the time he joined us.

(2)          Mr. Ramachandran joined the Company in April 2004.

(3)          All Other Compensation reflects pension contributions paid by us on behalf of Mrs. Gibbs.

(4)          All Other Compensation reflects housing reimbursements paid by us on behalf of Mr. Allen.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

The Named Executive Officers exercised no options during the last fiscal year.

The following table shows, as to the Named Executive Officers, the value of unexercised options at March 31, 2006:

	Underlying Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Carlton H. Baab	1,050,000	—	$1,286,500	$—
Ajay Ramachandran	128,122	146,878	$—	$—
Gwyneth Gibbs	121,000	—	$25,000	$—
Soheil Raissi	200,624	49,376	$129,600	$—
Brian C. Bezdek	182,290	67,710	$69,572	$10,928
Mark Allen	44,791	5,209	$—	$—

(1)          In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. For purposes of this table, fair market value is deemed to be closing price of the common stock on March 31, 2006, which was $2.73 per share.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Effective April 5, 2002, we entered into an offer letter agreement with Mr. Bezdek. The offer letter provides for full vesting of Mr. Bezdek’s options upon an involuntary termination of his employment other than for cause within twelve (12) months following a change of control. In addition, the offer letter provides for severance benefits, including payment of his base salary for six (6) months and acceleration of six (6) months of vesting of his stock options, upon termination of his employment without cause. Mr. Bezdek voluntarily terminated his employment effective May 5, 2006.

Effective June 21, 2002, we entered into an Amendment to Stock Option Agreement with Mr. Raissi, which amended two Stock Option Agreements, dated October 10, 2001 and April 26, 2002, between Mr. Raissi and us, to, in each case, provide for 100% acceleration of vesting of his stock options in the event he is terminated without cause within twelve (12) months following a change of control. Mr. Raissi voluntarily terminated his employment effective April 25, 2006.

Effective April 5, 2003, we entered into a Severance and Change of Control Agreement with Mr. Baab. The agreement provides for twelve (12) months severance at Mr. Baab’s salary rate then in effect in the event of his involuntary termination of employment. In the event of Mr. Baab’s termination without cause within twelve (12) months following a change of control, the agreement provides for 100% acceleration of vesting of his stock options, as well as severance payments equal to 200% of the aggregate salary and bonus paid to Mr. Baab during the twelve (12) months preceding his termination.

Effective March 17, 2004, we entered into an offer letter agreement with Mr. Ramachandran. The offer letter provides for full vesting of Mr. Ramachandran’s options upon an involuntary termination of his employment other than for cause within twelve (12) months following a change of control. In addition, the offer letter provides for severance benefits, including payment of his base salary for six (6) months upon termination of his employment without cause.

Effective April 1, 2004, we entered into a Service Agreement with Mrs. Gibbs. The Service Agreement outlines Mrs. Gibbs annual compensation and may only be terminated by either party by the giving of six months prior written notice. Mrs. Gibbs voluntarily terminated her employment effective July 31, 2006.

Compensation of Directors

We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. We do not pay cash compensation to our directors. We granted 50,000 options to Richard W. Smith during the year ended March 31, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent (10%) of a registered class of our equity securities to file certain reports of ownership with the SEC and with the National Association of Securities Dealers, Inc. To our knowledge, based solely on a review of the copies of such reports furnished to the Company and any written representations that no other reports were required, all reports required to be filed during the fiscal year ended March 31, 2006 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and ten percent (10%) beneficial owners were filed on timely basis.

Certain Relationships and Related Party Transactions

In January 2003, we entered into a Note Exchange Agreement (the “Exchange Agreement”) with Astoria to replace the existing Secured Promissory Note, as amended, with a Convertible Subordinated Note. Under the terms of the Exchange Agreement, the Secured Promissory Note was exchanged and replaced with a Convertible Subordinated Note having a principal amount of $22.1 million, which principal amount was equal to the outstanding principal and accrued interest payable on the Secured Promissory Note as of the date of the Exchange Agreement. In October 2005, Astoria assigned a portion of its Common Stock holdings totaling 870,536 shares and a portion of the Convertible Subordinated Note, totaling $1,751,832, to two of its limited partners. As such, the Company issued an Amended and Restated Note to Astoria for $20,749,581 and corresponding notes directly to the limited partners for $862,979 and $888,853, respectively. The Convertible Subordinated Notes are convertible into Common Stock at any time, at the option of the holder, at a price of $5.00 per share. The Convertible Subordinated Note matures on May 30, 2008, extending the May 30, 2003 maturity date of the Secured Promissory Note. Under terms of the Note, the Company was unable to redeem the Convertible Subordinated Note prior to January 30, 2005. The interest rate of the Convertible Subordinated Note is 5% per annum as compared to an interest rate of 10% per annum under the Secured Promissory Note. The interest is payable quarterly at our option in cash or through increases to the outstanding principal of the Convertible Subordinated Note. Mr. Koe, a director of the Company, is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. Mr. Baab, our President, Chief Executive Officer and a director of the Company, is an employee of ACM. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab is currently on a formal leave of absence from ACM.

On December 14, 2004, we entered into an Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008 with Astoria whereby we could redeem, in part, the Convertible Subordinated Note in advance of January 30, 2005. On December 14, 2004, Astoria exercised its warrant in the amount of $2,670,904. In lieu of a cash payment, we used the proceeds of the exercise to pay down a portion of the indebtedness to Astoria. The paydown consisted of $247,129 for accrued and unpaid interest, and $2,423,775 as a reduction of principal of the Convertible Subordinated Note. As of September 30, 2006 we increased the principal of the Convertible Subordinated Notes by $1,057,100 in lieu of cash payments for the interest. For the foreseeable future, we expect to increase the principal of the Convertible Subordinated Notes in lieu of cash payments for the interest. If the Convertible Subordinated Notes are converted into Common Stock, our stockholders may experience substantial dilution. Unlike the Secured Promissory Note, the Convertible Subordinated Notes are not secured by our assets.

The Philip and Debra Barrett Charitable Remainder Trust, a significant stockholder of ours, loaned us $250,000 in September 2000. The loan, as amended, had a maturity date of April 2, 2003 with interest accruing at 10% per annum, payable quarterly. The note was paid in full on April 2, 2003.

A description of the terms of the Severance and Change of Control Agreement between us and Mr. Baab and the offer letter agreement between us and Mr. Ramachandran, may be found under the caption “Employment Contracts and Termination of Employment and Change-in-Control Arrangements” above.

We have entered into our standard form of indemnification agreement with each of our directors and officers.

Any transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates must be pre-approved by the Company’s Audit Committee.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended March 31, 2006.

We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2006.

We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company’s quarterly reports on Form 10-QSB for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Gerald F. Chew

Douglass G. Marshall

Richard W. Smith

* * *

The foregoing Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company’s next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than July 10, 2007, for inclusion in the Company’s proxy statement and form of proxy for that meeting. If you intend to present a proposal at our 2007 annual meeting, but you do not intend to have it included in our 2007 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than July 24, 2007.

OTHER MATTERS

The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

Copies of the Company’s recent reports on Form 10-KSB and Form 10-QSB as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written or oral request to Thomas G. Lim, Chief Financial Officer, Vice President of Finance and Corporate Secretary, Raining Data Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company’s website at www.rainingdata.com.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.

This year, brokers with account holders who are Raining Data Corporation stockholders may be “householding” our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your request to Thomas G. Lim, Chief Financial Officer, Vice President of Finance and Corporate Secretary, Raining Data Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400.

By Order of the Board of Directors,

Richard W. Koe
Chairman of the Board
January 18, 2007
Irvine, California

Annex A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
RAINING DATA CORPORATION

PURPOSE:

The Board of Directors of Raining Data Corporation (the “Board” and the “Company,” respectively) has established an Audit Committee, whose purpose shall be to:

•       Oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company;

•       Assist the Board in oversight and monitoring of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls;

•       Prepare the report that the rules of the Securities and Exchange Commission (the “SEC”) require be included in the Company’s annual proxy statement;

•       Provide the Company’s Board with the results of its monitoring and recommendations derived therefrom; and

•       Provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three (3) members of the Board. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•       Each member will be an independent director, as defined in (i) NASDAQ Rule 4200 and (ii) the rules of the SEC;

•       Each member will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements, at the time of their appointment; and

•       At least one (1) member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

•       Reviewing on a continuing basis the adequacy of the Company’s system of internal controls, including meeting periodically with the Company’s management and the independent auditors to review the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•       Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•       Pre-approving audit and non-audit services provided to the Company by the independent auditors or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible (in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors);

•       Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its independent auditors by (i) reviewing the independent auditors’ proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors’ peer review conducted every three (3) years; (iv) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

•       Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB, respectively, with the SEC;

•       Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

•       Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

•       Reviewing before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•       Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•       Reviewing, approving and monitoring the Company’s code of ethics for its senior financial officers;

•       Reviewing management’s monitoring of compliance with the Company’s standards of business conduct and with the Foreign Corrupt Practices Act;

•       Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•       Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•       Reviewing the Company’s compliance with employee benefit plans;

•       Overseeing and reviewing the Company’s policies regarding information technology and management information systems;

•       If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

•       As appropriate, obtaining advice and assistance from outside legal, accounting or other advisors;

•       Reviewing and approving in advance any proposed related party transactions;

•       Reviewing its own charter, structure, processes and membership requirements;

•       Providing a report in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•       Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four (4) times each year. The Audit Committee may establish its own schedule, which it will provide to the Board in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the principal financial officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly, to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY RAINING DATA CORPORATION
			For	With- hold
ANNUAL MEETING OF STOCKHOLDERS — FEBRUARY 16, 2007		1.To elect one (1) Class II director of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;	☐	☐
THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
Richard W. Koe

The undersigned hereby appoints Richard W. Koe and Thomas G. Lim, and each of them, with full power of substitution as proxies and agents (the “Proxy Agents”), in the name of the undersigned, to attend the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation, to be held at The Cupertino Inn, 10889 North De Anza Boulevard, Cupertino, California 95014 on Friday, February 16, 2007 at 10:00 a.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

			For	Against	Abstain
		2.To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending March 31, 2007;	☐	☐	☐

3.In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR THE BOARD AND FOR BOARD PROPOSAL 2.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign.

Please be sure to sign and date this Proxy in the box below.	Date
Stockholder sign above	Co-holder (if any) sign above
+		+

RAINING DATA CORPORATION

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2006 and Proxy Statement dated January 18, 2007, is hereby acknowledged by the undersigned.
PLEASE ACT PROMPTLY MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.